                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 30, 1995

                             FIBREBOARD CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     0-016951                 94-0751580
 ----------------------------------------------------------------------------
 (State or other jurisdic-         (Commission            (IRS Employer Iden-
  tion of incorporation)           file number)            tification No.)


            2121 North California Blvd., #560, Walnut Creek, CA 94596
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (510) 274-0700
                                 --------------
              (Registrant's telephone number, including area code)



                                      None
                        --------------------------------
          (Former name or former address, if changed since last report)

   The undersigned registrant hereby amends the following items of its current report on Form 8-K dated November 30, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF VYTEC CORPORATION:                         Page
                                                                            ----
     (i)    Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .   3
     (ii)   Consolidated Balance Sheets as at November 30, 1995 and 1994 .   4
     (iii)  Consolidated Statements of Shareholder's Equity for the years
            ended November 30, 1995 and 1994 . . . . . . . . . . . . . . .   5
     (iv)   Consolidated Statements of Earnings for the years ended
            November 30, 1995 and 1994 . . . . . . . . . . . . . . . . . .   6
     (v)    Consolidated Statements of Changes in Financial Position
            for the years ended November 30, 1995 and 1994 . . . . . . . .   7
     (vi)   Notes to Consolidated Financial Statements of November
            30, 1995 and 1994. . . . . . . . . . . . . . . . . . . . . . .   8

     (b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION:

     (i)    Pro Forma Combined Balance Sheet as of September 30, 1995. . .  21
     (ii)   Pro Forma Combined Statement of Income for the nine-month
            period ended September 30, 1995. . . . . . . . . . . . . . . .  22
     (iii)  Pro Forma Combined Statement of Income for the twelve-month period ended December 31, 1994 . . . . . . . . . . . . . . . .  23
     (iv)   Notes to Pro Forma Combined Financial Statements . . . . . . .  24

     (c)    EXHIBITS:

     The following Exhibit is included herewith:

            Exhibit 23 - Consent of Deloitte & Touche . . . . . . . . . . . 26

                                AUDITORS' REPORT


To the Directors of
  Vytec Corporation.


We have audited the consolidated balance sheets of Vytec Corporation as at November 30, 1995 and November 30, 1994 and the consolidated statements of shareholder's equity, earnings and changes in financial position for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at November 30, 1995 and November 30, 1994 and the results of its operations and the changes in its financial position for the years then ended in accordance with generally accepted accounting principles in Canada.


                                                           Deloitte & Touche

London, Canada,
January 5, 1996.                                           Chartered Accountants

                                VYTEC CORPORATION
                    (Incorporated under the laws of Ontario)

              CONSOLIDATED BALANCE SHEETS AS AT NOVEMBER 30, 1995 AND 1994
                                      ------


                                                               1995                1994
                                                               ----                ----
                                   ASSETS
                                   ------
Current
     Cash                                                  $   201,229         $ 1,305,847
     Accounts receivable, Net (Note 3)                      12,787,938          11,847,704
     Inventory (Note 4)                                     10,026,666           8,705,795
     Prepaid expenses                                          278,684             213,178
     Income tax recoverable                                    661,875               -
     Notes receivable - current portion (Note 7)               192,365               -
                                                           -----------         -----------
                                                            24,148,757          22,072,524
                                                           -----------         -----------
Property, plant and equipment - Net (Note 5)                12,723,291          11,391,448
Other assets  - Net (Note 6)                                   270,993             375,315
Notes receivable (Note 7)                                      321,357              19,166
                                                           -----------         -----------
                                                            13,315,641          11,785,929
                                                           -----------         -----------
                                                           $37,464,398         $33,858,453
                                                           -----------         -----------
                                                           -----------         -----------
                                 LIABILITIES
                                 -----------
Current
     Bank indebtedness (Note 8)                            $ 4,851,612         $ 1,101,095
     Accounts payable and accrued liabilities (Note 9)      10,561,761           9,652,510
     Income taxes                                                -                 643,623
     Current portion of product warranty obligations
       (Note 14)                                               325,948             404,374
     Current portion of long-term debt (Note 10)             2,375,454           1,936,822
     Current portion of capital lease
       obligations (Note 11)                                    34,201              86,621
                                                           -----------         -----------
                                                            18,148,976          13,825,045
                                                           -----------         -----------
Long-term product warranty obligations (Note 14)               968,555             791,910
Long-term debt (Note 10)                                     7,101,029           8,082,586
Capital lease obligations (Note 11)                             98,086              57,088
Other long-term liabilities (Note 12)                            -                 394,812
                                                           -----------         -----------
                                                             8,167,670           9,326,396
                                                           -----------         -----------
Deferred income taxes (Note 17)                                440,959             403,976
                                                           -----------         -----------
Minority interest                                              227,476               -
                                                           -----------         -----------
Commitments and contingencies (Note 13)

                             SHAREHOLDER'S EQUITY
                             --------------------

Share capital (Note 19)                                     10,541,235           2,041,235
Contributed surplus                                             28,779              28,779
Retained earnings                                               86,082           8,410,025
Currency translation adjustment                               (176,779)           (177,003)
                                                           -----------         -----------
                                                            10,479,317          10,303,036
                                                           -----------         -----------
                                                           $37,464,398         $33,858,453
                                                           -----------         -----------
                                                           -----------         -----------



          See accompanying notes to consolidated financial statements.

                                VYTEC CORPORATION

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                 FOR THE YEARS ENDED NOVEMBER 30, 1995 AND 1994
                                   __________

                                                              1995                1994
                                                              ----                ----

                                     SHARE CAPITAL
                                     -------------
Share capital at beginning of year                          $2,041,235          $2,041,235
Increase in stated capital - common shares (Note 19)         8,500,000               -
                                                           -----------         -----------

Share capital at end of year                                10,541,235           2,041,235
                                                           -----------         -----------
                                   CONTRIBUTED SURPLUS
                                   -------------------

Contributed surplus                                             28,779              28,779
                                                           -----------         -----------
                                    RETAINED EARNINGS
                                    -----------------

Retained earnings at beginning of year
   as previously reported                                    9,070,544           5,193,158

Cumulative adjustment due to accounting
   policy change (Note 14)                                    (660,519)           (606,755)
                                                           -----------         -----------
Retained earnings at beginning of year
   as restated                                               8,410,025           4,586,403

Net earnings                                                 1,776,057           3,983,622

Dividends                                                   (1,600,000)           (160,000)

Allocated to stated capital - common shares                 (8,500,000)               -

Retained earnings at end of year                                86,082           8,410,025
                                                           -----------         -----------
                               CURRENCY TRANSLATION ADJUSTMENT
                               -------------------------------

Currency translation adjustment                               (176,779)           (177,003)
                                                           -----------         -----------

SHAREHOLDER'S EQUITY END OF YEAR                           $10,479,317         $10,303,036
                                                           -----------         -----------
                                                           -----------         -----------

          See accompanying notes to consolidated financial statements.

                                VYTEC CORPORATION

                       CONSOLIDATED STATEMENTS OF EARNINGS
                 FOR THE YEARS ENDED NOVEMBER 30, 1995 AND 1994

                                     -------

                                                     1995              1994
                                                     ----              ----
Net sales                                        $70,516,503       $64,954,721

Cost of goods sold                                52,549,340        47,543,389
                                                 -----------       -----------
Gross profit                                      17,967,163        17,411,332
                                                 -----------       -----------
Operating expenses                                13,857,299        10,517,031

Interest expense                                   1,080,273           932,763
                                                 -----------       -----------
                                                  14,937,572        11,449,794
                                                 -----------       -----------
Earnings from operations                           3,029,591         5,961,538

Gain (loss) on sale of assets                         14,533            (5,163)

Minority interest on earnings                       (147,000)                -
                                                 -----------       -----------
Earnings before income taxes                       2,897,124         5,956,375

Income taxes
   - Current (Note 16)                            (1,084,084)       (1,898,777)
   - Deferred                                        (36,983)          (73,976)
                                                 -----------       -----------
Net earnings                                     $ 1,776,057       $ 3,983,622
                                                 -----------       -----------
                                                 -----------       -----------

          See accompanying notes to consolidated financial statements.

                                VYTEC CORPORATION

            CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
                 FOR THE YEARS ENDED NOVEMBER 30, 1995 AND 1994
                                   -----------

                                                            1995           1994
                                                            ----           ----
OPERATING ACTIVITIES
    Net earnings for the year                             $1,776,057      $3,983,622
    Charges (income) not requiring cash payment
     or receipts
        Depreciation and amortization                      1,560,764       1,287,426
        Deferred income taxes                                 36,983          73,976
        (Gain) loss on sale of assets                        (14,533)          5,163
        Minority interest on earnings                        147,000           -
        Currency translation adjustment                          224        (129,272)
                                                          ----------      ----------
                                                           3,506,495       5,220,915
Changes in non-cash working capital components
 Accounts receivable                                        (940,234)     (2,113,338)
 Inventory                                                (1,320,871)     (2,413,907)
 Prepaid expenses                                            (65,504)        (48,233)
 Accounts payable and accrued liabilities                    909,251       1,675,008
 Income taxes payable                                     (1,305,498)       (263,893)
                                                          ----------      ----------
   Cash provided from operating activities                   783,639       2,056,552
                                                          ----------      ----------
INVESTING ACTIVITIES
     Additions to property, plant and equipment           (3,268,474)     (4,059,813)
     Proceeds on disposal of fixed assets                    396,343          48,873
     Other assets                                             98,377         (66,942)
                                                          ----------      ----------
         Cash (used in) investing activities              (2,773,754)     (4,077,882)
                                                          ----------      ----------
FINANCING ACTIVITIES
    Repayment of other long-term liabilities                (394,812)       (694,350)
    Dividends paid                                        (1,600,000)       (160,000)
    Proceeds of long-term debt                             1,490,672       4,106,305
    Repayment of long-term debt                           (2,033,597)     (1,100,014)
    (Repayment) proceeds of capital lease obligations        (11,422)         46,037
    Note receivable                                         (494,556)         43,373
    Product warranty obligations                              98,219         129,529
    Minority interest on investment in subsidiary             80,476           -
                                                          ----------      ----------
       Cash (used in) provided from financing activities  (2,865,020)      2,370,880
                                                          ----------      ----------
Cash (decrease) increase during year                      (4,855,135)        349,550

Cash (bank indebtedness), beginning of year                  204,752        (144,798)
                                                          ----------      ----------
Cash (bank indebtedness), end of year                    ($4,650,383)     $  204,752
                                                          ----------      ----------
                                                          ----------      ----------

          See accompanying notes to consolidated financial statements.

                                VYTEC CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           NOVEMBER 30, 1995 AND 1994

                                   __________


1.   Description of business

     Vytec Corporation is a manufacturer and distributor of vinyl siding and related home improvement products. The company manufactures vinyl siding and accessories in Canada and distributes its products in Canada, the United States, Australia, New Zealand and Poland.

2.   Accounting policies

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada and include the following significant accounting policies:

     a)   Principles of consolidation

          The accompanying financial statements consolidate the accounts of all subsidiary companies. All material intercompany balances and transactions have been eliminated.

     b)   Inventories

          Raw materials are valued at the lower of cost and replacement cost. Work-in-process and finished goods are valued at the lower of cost and net realizable value. Cost is determined on the first-in, first-out basis.

     c)   Property, plant and equipment

          Property, plant and equipment is recorded at cost. Depreciation is computed using the straight-line method at rates calculated to amortize the cost of the assets over their estimated useful lives. Depreciation rates are as follows:

                         Buildings                      4%
                         Machinery and equipment        8%
                         Dies and moulds               33 1/3%
                         Automotive equipment          33 1/3%
                         Furniture and fixtures        10%
                         Computer                      33 1/3%

     d)   Product warranty costs

          Anticipated future costs of product warranties are charged to operations in the year the product is sold. The estimate of product warranty costs is based upon the historical trend of actual warranty costs applied to current product sales.

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------


2.   Accounting policies (Continued)

     e)   Trademarks

          Trademarks are recorded at cost, less accumulated amortization, and are amortized on a straight line basis over 20 years. Costs include the cost of acquiring, registering and defending the trademarks. Trademarks will be charged to income immediately if they are deemed to be of no future benefit to the company. Management reviews trademarks annually to determine if a write-down is required.

     f)   Deferred advertising

          Advertising costs pertaining to the design and development of promotional inventory are deferred and amortized over a 5 year period. All other advertising costs are expensed as incurred.

     g)   Foreign currency translation

          The accounts of subsidiaries considered financially and operationally independent of the company are translated into Canadian dollars using the year-end rate of exchange for the balance sheet and average rate for the statement of earnings. The resulting translation adjustment is deferred as a separate component of shareholders' equity until there is a realized reduction in the net investment in a subsidiary.

     h)   Revenue recognition

          Sales are recorded upon shipment to customers. Net sales consist of gross sales less allowances and price adjustments.

     i)   Income taxes

          The Corporation follows the tax allocation method of accounting for income taxes. As a result, the provision for income taxes is based on accounting income, with any timing differences between accounting income and taxable income being accounted for as deferred income taxes.

3.   Accounts receivable

                                            1995           1994
                                            ----           ----
     Accounts  receivable               $13,077,278    $12,089,344
     Allowance for doubtful accounts       (289,340)      (241,640)
                                        -----------    -----------
                                        $12,787,938    $11,847,704
                                        -----------    -----------
                                        -----------    -----------

                                       -9-

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

4.   Inventory

                                              1995             1994
                                              ----             ----
     Raw materials                         $ 1,445,253      $ 1,912,872
     Work-in-process                           594,062          387,754
     Finished goods                          7,987,351        6,405,169
                                           -----------      -----------

                                           $10,026,666      $ 8,705,795
                                           -----------      -----------
                                           -----------      -----------

5.   Property, plant and equipment

                                                       1995
                                       -------------------------------------
                                                    Accumulated
                                                    Depreciation
                                                        and          Net Book
                                        Cost        Amortization      Value
                                        ----        ------------      -----
     Buildings                       $ 6,931,856     $1,726,873    $ 5,204,983
     Machinery and equipment           9,849,937      4,272,246      5,577,691
     Dies and moulds                   2,825,850      2,135,434        690,416
     Automotive equipment                183,452         73,434        110,018
     Automotive equipment under
      capital leases                     182,091         39,873        142,218
     Furniture and fixtures              702,095        540,720        161,375
     Computer                            351,395        186,887        164,508
     Land                                672,082           -           672,082
                                     -----------     ----------    -----------
                                     $21,698,758     $8,975,467    $12,723,291
                                     -----------     ----------    -----------
                                     -----------     ----------    -----------

                                                       1994
                                       -------------------------------------
                                                    Accumulated
                                                    Depreciation
                                                        and          Net Book
                                        Cost        Amortization      Value
                                        ----        ------------      -----

     Buildings                       $ 5,244,244     $1,493,717    $ 3,750,527
     Machinery and equipment           9,529,388      3,788,107      5,741,281
     Dies and moulds                   2,666,666      1,826,517        840,149
     Automotive equipment                198,826         65,804        133,022
     Automotive equipment under
      capital leases                     242,318        127,366        114,952
     Furniture and fixtures              581,108        457,575        123,533
     Computer                            298,979        146,736        152,243
     Land                                535,741           -           535,741
                                     -----------     ----------    -----------
                                     $19,297,270     $7,905,822    $11,391,448
                                     -----------     ----------    -----------
                                     -----------     ----------    -----------

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

6.   Other assets

                                                          1995          1994
                                                          ----          ----

     Trademarks, net                                   $  191,501    $  197,444
     Deferred advertising, net                             77,558        79,301
     Other                                                  1,934        98,570
                                                       ----------    ----------

                                                       $  270,993    $  375,315
                                                       ----------    ----------
                                                       ----------    ----------

7.   Notes receivable

                                                          1995          1994
                                                          ----          ----
     Note receivable, unsecured, bearing interest
     at 9%, due September 1, 1998, receivable in
     monthly principal and interest instalments of
     $15,900.                                          $  475,609    $    -

     Notes receivable, non-interest bearing
     due February 29, 1996.                                38,113        19,166

                                                          513,722        19,166
     Current portion                                     (192,365)        -
                                                       ----------    ----------
                                                       $  321,357    $   19,166
                                                       ----------    ----------
                                                       ----------    ----------

8.   Bank indebtedness

                                                          1995          1994
                                                          ----          ----
     Bank of Montreal
       Due on demand, bearing interest at U.S.
       base rate prime plus 0.25%.  A general
       security agreement has been pledged as
       collateral.  The effective rate of interest
       at November 30, 1995 is 9.5% (1994 -
       9.25%).                                         $3,012,650    $  830,000

     Cheques issued in excess of funds
      on deposit                                        1,838,962       271,095
                                                       ----------    ----------
                                                       $4,851,612    $1,101,095
                                                       ----------    ----------
                                                       ----------    ----------

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------
9.   Accounts payable and accrued liabilities

     Accounts payable and accrued liabilities consist of the following at November 30:

                                                         1995           1994
                                                         ----           ----
     Trade payables                                   $ 4,653,684    $5,912,908
     Accrued employee benefits                          4,338,644     2,116,822
     Accrued sales incentives                           1,361,463     1,167,170
     Accrued other                                        207,970       455,610
                                                       ----------    ----------

                                                      $10,561,761    $9,652,510
                                                       ----------    ----------
                                                       ----------    ----------

10.  Long-term debt

                                                           1995          1994
                                                           ----          ----
     U.S. Dollar Debenture - Bank of Montreal
       The debenture is repayable in quarterly
       principal payments of U.S. $55,000 and bears
       interest at U.S. base rate prime plus 1%
       (1994 - Libor), due on demand.  Pledged as
       security is a $20,000,000 fixed and floating
       charge over all assets of the company.  The
       effective rate of interest at November 30, 1995
       is 9.25% (1994 - 8.729%).                           $2,667,380    $1,503,810

     Term loan - Ontario Development Corporation
       Term loan repayable in blended monthly
       payments of $31,276 at 8% per annum, maturing
       April 15, 1996.  Pledged as security is a
       charge over all assets of the company.                153,352       501,577

     U.S. Dollar Bank Loan - Bank of Montreal
       The loan is repayable in quarterly principal
       payments of U.S. $57,500 and bears interest at
       U.S. base rate prime plus 1% (1994 - Libor),
       due on demand.  Pledged as security is a general
       assignment of book debts.  The effective rate
       of interest at November 30, 1995 is 9.25%
       (1994 - 7.858%).                                     2,115,625     2,751,289

     Term loan - RoyNat Inc.
       The loan is repayable in monthly principal
       instalments of $10,000 plus interest at the cost
       of the lender's short-term borrowing plus 2%, due
       October 15, 1997.  Equipment located at London,
       Ontario has been pledged as security.  The
       effective rate of interest at November 30,
       1995 is 8.451% (1994 - 7.607%).                          224,000       370,000

                                      -12-


                                       -6-

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

10.  Long-term debt (Continued)

                                                          1995       1994
                                                          ----       ----
     Term loan - RoyNat Inc.
      The loan is repayable in monthly principal
      instalments of $5,200 plus interest at the cost
      of the lender's short-term borrowing plus 2 1/4%,
      due August 15, 1997.  Equipment located at London,
      Ontario has been pledged as security.  The
      effective rate of interest at November 30,
      1995 is 8.701% (1994 - 7.857%).                      93,510       169,400

     Term loan - RoyNat Inc.
      The loan is repayable in monthly principal
      instalments of $7,500 plus interest at the cost
      of the lender's short-term borrowing plus 2 1/4%,
      due November 15, 1996.  A fixed and floating
      charge debenture has been pledged as security.
      The effective rate of interest at November 30,
      1995 is 8.701% (1994 - 7.857%).                      87,000       187,500

     9 1/2% mortgage - Sun Life
      The loan is repayable in equal monthly
      instalments of principal and interest of
      $1,901, due December 1, 2000.  Property
      located at London, Ontario has been pledged
      as security.                                         91,770       105,337

     Term loan - Bank of Montreal
      This loan is repayable in 8 monthly principal
      instalments of $30,250 plus interest at bank
      prime plus 1%.  Pledged as security is a first
      charge over all equipment, a floating charge
      over all other assets and a first charge over
      all registered land and buildings.  The
      effective rate of interest at November 30,
      1995 is 8.75% (1994 - 8%).                        1,586,000     1,828,000

     Fixed rate term loan - Bank of Montreal
      This loan is repayable in monthly principal
      instalments of $30,000 plus interest at 9.15%,
      due on demand.  Pledged as security is an
      assignment of book debts.                         1,440,000     1,800,000


                                      -13-



Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994



10.  Long-term debt (Continued)

                                                       1995          1994
                                                       ----          ----
     10 1/2% Mortgage - Royal Trust
      The loan is repayable in equal monthly
      instalments of principal and interest of
      $4,425, due December 15, 1999.  Property
      located at London, Ontario has been pledged
      as security.                                        312,692             -

     Fixed Rate Advance - ANZ Bank
      The advance has no set terms of repayment
      and bears interest at 9.8% (1994 - repayable
      in annual payments of Australian $75,000 plus
      interest at 9.53%), due April 19, 1996.
      It is management's intention to renew this debt
      at maturity.  Pledged as security is a letter
      of credit for Australian $650,000.                  313,951       368,460

     Fixed Rate Advance - ANZ Bank
      The advance has no set terms of repayment
      and bears interest at 9.8% (1994 - 10%), due
      April 19, 1996. It is management's intention
      to renew this debt at maturity.  Pledged as
      security is a letter of credit for Australian
      $650,000.                                           156,975       160,200

     Fixed Rate Advance - ANZ Bank
      The advance has no set terms of repayment
      and bears interest at 9.8% (1994 - repayable
      in annual payments of Australian $55,000
      plus interest at 9.53%) due April 19, 1996.
      It is management's intention to renew this
      debt at maturity.  Pledged as security is a
      Letter of Credit for Australian $650,000.           234,228       273,835
                                                       ----------    ----------

                                                        9,476,483    10,019,408

     Less current portion of long-term debt            (2,375,454)   (1,936,822)
                                                       ----------    ----------

                                                       $7,101,029   $ 8,082,586
                                                       ----------    ----------
                                                       ----------    ----------

     Scheduled principal repayments on long-term debt are as follows:
                         1996                               $2,375,454
                         1997                                1,870,244
                         1998                                1,219,420
                         1999                                1,507,766
                         2000                                1,120,844
                         Thereafter                          1,382,755
                                                            ----------
                                                            $9,476,483
                                                            ----------
                                                            ----------

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

11.  Capital lease obligations

     The Corporation has capital lease obligations relating to vehicles with a cost of $182,091 (1994 - $242,318) and a net book value of $142,218 (1994 -
     $114,952). The related assets and obligations are recorded at the fair value of the vehicles at the inception of the leases.

     Future minimum lease payments for non-cancellable leases are summarized as follows:

                                                    1995               1994
                                                    ----               ----
     Year of payment
      1995                                        $     -             $ 96,203
      1996                                          44,732              29,177
      1997                                          57,560              30,937
      1998                                          48,973                 -
                                                  --------            --------
     Total minimum lease payments                  151,265             156,317

     Less:  Imputed interest (at rates ranging
              from 8.49% to 10.49%)                (18,978)            (12,608)
                                                  --------            --------
     Total capital lease obligation                132,287             143,709

     Less:  current portion of capital lease
              obligation                            34,201              86,621
                                                  --------            --------
     Long-term capital lease obligations          $ 98,086            $ 57,088
                                                  --------            --------
                                                  --------            --------

12.  Other long-term liabilities

                                                   1995               1994
                                                   ----               ----
     Advance from director
      The company has pledged a general security
      agreement over the assets and a collateral
      charge on real property in the amount of
      the outstanding balance for the loan
      bearing interest at 15%.                    $      -           $ 343,112

     Loan from shareholder
      The loan bears interest at a rate of 10%
      and has no set terms of repayment.                 -              51,700
                                                  --------            --------

                                                  $      -           $ 394,812
                                                  --------            --------
                                                  --------            --------

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------
13.  Commitments and contingencies

     The details and estimated maximum amounts of contingent liabilities, classified according to the party from whom the contingent liability arises, are set out below. Management is not aware of any circumstances or information which would lead them to believe that these liabilities will crystallize and consequently no provisions are included in the accounts in respect of these matters.

     A former customer is seeking damages of $641,500 in respect of damages allegedly caused by the use of a product supplied by the company in the construction of residential units. It is alleged that the product supplied was unsuitable for the particular application and that it was the cause of significant damage to the buildings.

     The Corporation is defending this claim and management believes the action will be successfully defended. It is the corporation's belief that its product liability insurance will cover the costs of proceedings.

     The company has commitments for operating leases in Australia and New Zealand. Rent expense for the year was $181,119 (1994 - $163,349). Future minimum lease payments for operating leases will aggregate $143,345 over the next two years as follows:

                         1996                          $116,399
                         1997                            26,946
                                                       --------
                                                       $143,345
                                                       --------
                                                       --------


14.  Change in accounting policy - product warranty costs

     The corporation has changed its method of accounting for product warranty costs effective December 1, 1994. Previously, such costs had been recognized on a warranty claim basis. The change in accounting policy has resulted in a charge to retained earnings as at December 1, 1993 of $606,755 (net of a deferred income tax debit of $380,000) and a charge to fiscal 1994 net earnings of $53,764 (net of a deferred income tax debit of $33,000). Prior years' financial statements have been restated to reflect this change in accounting policy.

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

15.  Related party transactions

     Andcur Building Corp., a company controlled by the Corporation's Chairman of the Board, constructed two warehouses for proceeds of $865,420 (1994 - $828,759).

     H.M.S. Investments Inc., a company controlled by the Corporation's Chairman of the Board's family, was paid $96,300 (1994 - $165,149) for management and administrative services it provided to the Corporation.

     Mr. A. M. Spriet, the Chairman of the Board, was paid $739,731 (1994 - $428,816) for management services that he provided to the Corporation.

     Andrew Investments, a sole proprietorship of the Corporation's Chairman of the Board, sold land and building to the Corporation for $550,000. The Corporation also assumed the outstanding mortgage on this property. Prior to the acquisition of these assets, the Corporation leased them for $54,891 (1994 - $73,188).

     Spriet Associates London Limited, a company controlled by the Corporation's Chairman of the Board, was paid $56,614 (1994 - $70,239) for engineering services provided to the Corporation.


     Red Lion Leasing Limited, a company controlled by the Corporation's Chairman of the Board, was paid $23,197 (1994 - $17,588) for vehicles it leased to the Corporation.

16.  Income taxes

     Income tax expense differs from the amount which would be obtained by applying the combined Federal/Provincial statutory income tax rate to the respective period's earnings before income taxes. The difference results from the following items:

                                                            1995        1994
                                                            ----        ----
     Combined basic Canadian federal and
     provincial income tax rates                            44.6%       44.3%

     Provision for income taxes based on above rates     $1,292,117  $2,638,674

     Increase (decrease) resulting from:
       Manufacturing and processing credits                (150,777)   (295,328)

     Items deductible for tax in excess of accounting       (34,394)   (261,415)

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

16.  Income taxes (Continued)

                                                          1995        1994
                                                          ----        ----
     Lower rate on earnings of foreign subsidiaries       (56,229)         -

     Effect of application of loss carryforwards of
       foreign subsidiaries                                   -        (176,291)

     Losses of foreign subsidiary not tax affected         55,255           -

     Other                                                (21,888)       (6,863)
                                                      -----------    ----------
                                                      $ 1,084,084    $1,898,777
                                                      -----------    ----------
                                                      -----------    ----------

17.  Deferred income taxes

     The tax effects of temporary differences giving rise to a deferred tax liability (asset) are as follows:

                                                     1995             1994
     Deprecation and amortization                 $  996,168       $  828,783
     Unrealized intercompany inventory profits       (67,109)         (38,506)
     Product warranty costs                         (438,057)        (413,000)
     Workers' compensation reserve                     -               19,768
     Deferred taxes of foreign subsidiaries          (50,043)          (8,024)
     Other                                                 -           14,955
                                                  ----------       ----------
                                                  $  440,959       $  403,976
                                                  ----------       -----------
                                                  ----------       -----------

18.  Purchase of business - Procanpol Sp z.o.o.

     Effective October 31, 1994, the Corporation acquired a 51% interest in Procanpol Sp z.o.o., a vinyl siding distribution company operating in Poland, for cash payment of $99,896. The acquisition was accounted for using the purchase method. The results of the Corporation include the operating results of Procanpol Sp z.o.o. effective from January 1, 1995 as the company was in a start-up phase until that time. The acquisition is summarized as follows:

     Net assets of Procanpol Sp z.o.o. at date of acquisition     $195,875

     Value of net assets acquired (@ 51%)                           99,896

     Minority interest (@ 49%)                                      95,979

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------


19.  Share capital

     Authorized
         Unlimited  8% cumulative redeemable and
                    retractable at $1, non-voting,
                    Class A preference shares

             5,000  common shares
                                                     1995          1994
                                                     ----          ----
     Issued
          2,008,979 Class A preference shares     $ 2,008,979    $2,008,979
              4,100 common shares                   8,532,256        32,256
                                                  -----------    ----------

                                                  $10,541,235    $2,041,235
                                                  -----------    ----------
                                                  -----------    ----------

     On November 30, 1995 the stated capital of the common shares was increased by $8,500,000 pursuant to a resolution of the Board of Directors under
     Section 24(6) of the Ontario Business Corporations Act.

20.  Export sales

     The Corporation is principally engaged in the production of vinyl siding and related home improvement products in Canada for sale to customers in Canada, the United States, Australia, New Zealand and Poland. Financial information by geographic area is summarized in the accompanying table:

                                               1995              1994
                                               ----              ----
     Canada                                 $17,448,197       $18,148,970
     United States                           44,777,995        41,113,355
     Australia                                2,849,208         4,226,446
     New Zealand                              1,858,862         1,465,950
     Poland                                   3,582,241                 -
                                            -----------       -----------
                                            $70,516,503       $64,954,721
                                            -----------       -----------
                                            -----------       -----------

21.  Sales to major customer

     The Corporation's largest customer accounted for approximately 11% and 13% of net sales in 1995 and 1994, respectively. Approximately $735,280 and $624,231, is included in accounts receivable from this customer at November 30, 1995 and 1994, respectively.

Vytec Corporation
Notes to consolidated financial statements
November 30, 1995 and 1994
------------------------------------------

22.  Collective bargaining agreement

     The Corporation's collective bargaining agreement with its hourly paid workforce in London, Canada expires September 28, 1996.

23.  Subsequent event

     On December 1, 1995, all of the Corporation's share capital was acquired by Fibreboard Corporation, a United States public company. To affect this transfer, Vytec Corporation was amalgamated with 1157490 Ontario Limited (formerly Vytec (B.C.) Inc.), Vytec International Corp and 1155714 Ontario Inc. (the company Fibreboard Corporation used to acquire its interest in the Corporation). The amalgamated entity continues to operate under the name "Vytec Corporation".

     Fibreboard Corporation has advanced the Corporation a US $25,000,000 note payable. Part of the proceeds of the note were used to retire the bank indebtedness owing to the Bank of Montreal (Note 8) and the long-term debt excluding the advances owing to the ANZ Bank (Note 10). The US $25,000,000 advance from Fibreboard Corporation bears interest at 7% and has no set terms of repayment.

                             FIBREBOARD CORPORATION
                        Pro Forma Combined Balance Sheet
                 Reflecting the Acquisition of Vytec Corporation
                            As of September 30, 1995
                                   (Unaudited)
                                   (in 000's)




                                                    Fibreboard                 Currency
                                                    Corporation     Vytec    Translation    Pro forma    Adj.   Pro forma
                                                     (U.S. $)     (Cdn. $)   Adjustments   Adjustments    Key    Combined
                                                    -----------   ---------  ------------  -----------   ----   ---------

Current assets:
  Cash                                                147,271         201          (52)     (38,726)      (1)    108,694
  Receivables                                          46,684      13,450       (3,448)        (888)      (2)     55,798
  Current portion notes receivable                      6,188         192          (49)                            6,331
  Inventories                                          50,568      10,027       (2,571)                           58,024
  Other current assets                                 13,196         279          (71)                           13,404
                                                    -----------   ---------  ------------  -----------          ---------
     Total current assets                             263,907      24,149       (6,191)     (39,614)             242,251
Property, plant and equipment, net                     72,353      12,723       (3,262)       1,714       (3)     83,528
Notes receivable                                        6,489         321          (82)                            6,728
Goodwill                                               67,328           0                    19,805       (4)     87,133
Other assets                                           17,460         271          (70)         (56)              17,605
                                                    -----------   ---------  ------------  -----------          ---------
     Total operating assets                           427,537      37,464       (9,605)     (18,151)             437,245
Asbestos-related assets                               839,877                                                    839,877
                                                    -----------   ---------  ------------  -----------          ---------
     Total assets                                   1,267,414      37,464       (9,605)     (18,151)           1,277,122
                                                    -----------   ---------  ------------  -----------          ---------
                                                    -----------   ---------  ------------  -----------          ---------

Current liabilities:
  Current portion of debt                               1,105       7,262       (1,861)      (4,851)      (5)      1,655
  Accounts payable and accruals                       147,747      10,887       (2,792)        (167)     (2,6)   155,675
  Reserve for asbestos-related costs                    2,700                                                      2,700
                                                    -----------   ---------  ------------  -----------          ---------
     Total current liabilities                        151,552      18,149       (4,653)      (5,018)             160,030
Long-term debt                                          6,989       7,199       (1,846)      (5,280)      (5)      7,062
Reserve for asbestos-related costs                      9,002                                                      9,002
Other long-term liabilities                            21,334       1,196         (306)        (721)      (6)     21,503
Deferred income taxes                                   1,822         441         (113)         660       (7)      2,810
                                                    -----------   ---------  ------------  -----------          ---------
     Total operating liabilities                      190,699      26,985       (6,918)     (10,359)             200,407
Asbestos-related liabilities                          845,399                                                    845,399
Stockholders' equity                                  231,316      10,479       (2,687)      (7,792)      (8)    231,316
                                                    -----------   ---------  ------------  -----------          ---------

     Total liabilities and stockholders' equity     1,267,414      37,464       (9,605)     (18,151)           1,277,122
                                                    -----------   ---------  ------------  -----------          ---------
                                                    -----------   ---------  ------------  -----------          ---------



                             See accompanying notes.

                             FIBREBOARD CORPORATION
                       Pro Forma Combined Income Statement
                 Reflecting the Acquisition of Vytec Corporation
                      Nine Months Ended September 30, 1995
                                   (Unaudited)
                        (in 000's, except per share data)


                                                    Fibreboard                 Currency
                                                    Corporation     Vytec    Translation    Pro forma    Adj.   Pro forma
                                                     (U.S. $)     (Cdn. $)   Adjustments   Adjustments    Key    Combined
                                                    -----------   ---------  ------------  -----------   ----   ---------

Net sales                                             277,640      50,262      (13,925)      (2,813)      (a)    311,164

Cost of sales                                        (201,104)    (37,362)      10,351        2,503       (b)   (225,612)
                                                    -----------   ---------  ------------  -----------          ---------

Gross margin                                           76,536      12,900       (3,574)        (310)              85,552

Selling and administrative costs                      (57,547)     (7,785)       2,157            8       (b)    (63,167)

Asbestos-related items                                  4,000                                                      4,000

Interest expense, net                                  (6,007)       (815)         226       (1,643)      (c)     (8,239)

Interest and other income                               1,450        (100)          28                             1,378
                                                    -----------   ---------  ------------  -----------          ---------

Income from continuing operations
     before income taxes                               18,432       4,200       (1,163)      (1,945)              19,524

Income taxes                                           (7,373)     (1,219)         338          778       (d)     (7,476)
                                                    -----------   ---------  ------------  -----------          ---------

Income from continuing operations                      11,059       2,981         (825)      (1,167)              12,048
                                                    -----------   ---------  ------------  -----------          ---------
                                                    -----------   ---------  ------------  -----------          ---------

Earnings per share:
      Primary                                            1.23                                                       1.34
                                                    -----------                                                 ---------
                                                    -----------                                                 ---------

      Fully diluted                                      1.22                                                       1.33
                                                    -----------                                                 ---------
                                                    -----------                                                 ---------

Common equivalent shares outstanding:
      Primary                                           9,016                                                      9,016

      Fully diluted                                     9,036                                                      9,036



                             See accompanying notes.

                             FIBREBOARD CORPORATION
                       Pro Forma Combined Income Statement
                 Reflecting the Acquisition of Vytec Corporation
                          Year Ended December 31, 1994
                                   (Unaudited)
                        (in 000's, except per share data)


                                                    Fibreboard                 Currency
                                                    Corporation     Vytec    Translation    Pro forma    Adj.   Pro forma
                                                     (U.S. $)     (Cdn. $)   Adjustments   Adjustments    Key    Combined
                                                    -----------   ---------  ------------  -----------   ----   ---------

Net sales                                             183,396      64,955      (17,289)      (4,335)      (a)    226,727

Cost of sales                                        (132,861)    (47,549)      12,656        3,687       (b)   (164,067)
                                                    -----------   ---------  ------------  -----------          ---------

Gross margin                                           50,535      17,406       (4,633)        (648)              62,660

Selling and administrative costs                      (35,392)    (10,517)       2,799          (53)      (b)    (43,163)

Asbestos-related items                                                                                                 0

Interest expense, net                                  (4,931)       (933)         248       (1,523)      (c)     (7,139)

Interest and other income                               3,697                                                      3,697
                                                    -----------   ---------  ------------  -----------          ---------

Income from continuing operations
     before income taxes                               13,909       5,956       (1,586)      (2,224)              16,055

Income taxes                                           (5,633)     (1,972)         525          901       (d)     (6,179)
                                                    -----------   ---------  ------------  -----------          ---------

Income from continuing operations                       8,276       3,984       (1,061)      (1,323)               9,876
                                                    -----------   ---------  ------------  -----------          ---------
                                                    -----------   ---------  ------------  -----------          ---------

Earnings per share:
      Primary                                            0.92                                                       1.10
                                                    -----------                                                 ---------
                                                    -----------                                                 ---------
      Fully diluted                                      0.92                                                       1.10
                                                    -----------                                                 ---------
                                                    -----------                                                 ---------

Common equivalent shares outstanding:
      Primary                                           8,986                                                      8,986

      Fully diluted                                     8,992                                                      8,992


                            See accompanying notes.

                             FIBREBOARD CORPORATION
                Notes to Pro Forma Combined Financial Statements
                   Reflecting the Acquisition of Norandex Inc.
                                   (Unaudited)
                                   (In 000's)
1.   Principles of Presentation:

     On November 30, 1995 Fibreboard Corporation acquired all the outstanding stock of Vytec Corporation, a Canadian manufacturer of exterior vinyl siding building products, for approximately $38,700 in cash. The allocation of the purchase price resulted in goodwill of approximately $19,800 which will be amortized over 30 years.

     The audited pro forma combined balance sheet as of September 30, 1995 give effect to the transaction as though it had occurred on September 30, 1995 and is based on the historical balance sheet of Fibreboard as of September 30, 1995 and the historical balance sheet of Vytec Corporation as of November 30, 1995.

     The unaudited pro forma combined income statements for the year ended December 31, 1994 and for the nine months ended September 30, 1995 give effect to the transaction as though it had occurred on January 1, 1994 and January 1, 1995. The pro forma combined income statements are based on the historical income statements of Fibreboard for the year ended December 31, 1994 and for the nine months ended September 30, 1995 and the historical income statements of Vytec Corporation for the year ended November 30, 1994 and the nine months ended August 31, 1995.

     The unaudited pro forma combined financial statements give effect to the acquisition transaction using the purchase method of accounting and the adjustments described below.

     Because the pro forma statements include only the adjustments described below, they should not be considered indicative of the results that would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. No attempt has been made to quantify in the pro forma statements additional costs which may be incurred as a result of the combination.

     The pro forma statements should be read in conjunction with the consolidated financial statements of Fibreboard Corporation and Vytec Corporation.

                             FIBREBOARD CORPORATION
                Notes to Pro Forma Combined Financial Statements
                   Reflecting the Acquisition of Norandex Inc.
                                   (Unaudited)
                                   (In 000's)

2.   Pro Forma Adjustments:

     The following adjustments are incorporated in the pro forma combined income statements:

                                              Inc/(Dec) Reported Pre-Tax Income
                                                  Year Ended   Nine Months Ended
                                                   12/31/94         9/30/95
                                                   --------         -------
     a.  Adjust sales to reflect intercompany
         sales from Vytec Corporation to
         Fibreboard Corporation                     (4,335)           (2,813)

     b.  Adjust depreciation and amortization
         to reflect revised basis in property,
         plant and equipment, to amortize
         goodwill and reduce cost of sales by
         intercompany sales in a. above.             3,634             2,511

     c.  Adjust interest expense to reflect the
         acquisition as if it had been purchased
         with Fibreboard's credit facility at
         rates which would have then been in
         affect.                                    (1,523)           (1,643)

     d.  Adjust income tax provision to consider
         items a., b. and c. above.                    901               778


The following adjustments are incorporated in the pro forma combined balance sheet:

1.   Adjust the cash balance to reflect the purchase price.
2. Adjust receivables for accrued cash discounts and eliminate intercompany balances.
3.   Adjust property, plant and equipment to appraised fair market values.
4. Adjust goodwill to reflect the excess of the purchase price of Vytec Corporation over the net assets acquired.
5. Adjust debt to reflect payment of specified outstanding balances at the acquisition date.
6.   Reclass of a long term liability to accounts payable and accruals.
7. Adjust deferred income taxes to reflect the increase in the financial basis of assets acquired as compared to their tax basis.
8. Adjust stockholders' equity to reflect Vytec Corporation as a wholly-owned subsidiary.

                                     -25-
w

Consent of Independent Public Accountants



We consent to the use in this Form 8-K/A of Fibreboard Corporation of our report dated January 5, 1996, relating to the financial statements of Vytec Corporation and the incorporation by reference to previously filed Registration Statements on Form S-8, File No. 33-60412, No. 33-26449, and No. 33-26450.





Deloitte & Touche
London, Ontario, Canada

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIBREBOARD CORPORATION
                                        ----------------------
                                             (Registrant)




Dated: February 13, 1996                By: /s/ Garold E. Swan
                                           --------------------------
                                           Garold E. Swan
                                           Vice President and Controller


                                      -27-